UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

Lpath, Inc.

(Exact name of registrant specified in charter)

Nevada	000-50344	16-1630142
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd. San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 678-0800

Issuer’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Lpath, Inc. announces that it will hold a conference call on Thursday, October 27, 2011 at 4:30 p.m. Eastern time to provide a status update and to outline the company’s near-term goals.

Lpath President and CEO Scott Pancoast will host the presentation, followed by a question and answer period.

Date: Thursday, October 27, 2011

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Dial-in number: 1-877-941-1429

International dial-in: 1-480-629-9857

Conference ID number: 4483219

Internet simulcast and replay: http://viavid.net/dce.aspx?sid=00008EC1

Please call the conference telephone number 5-10 minutes prior to the start time. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

A telephone replay of the call will be available after 7:30 p.m. Eastern time on the same day and until November 27, 2011.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay pin number: 4483219

The following information and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lpath, Inc.

By:	/s/ Scott Pancoast
Name:	Scott Pancoast
Title:	President and Chief Executive Officer
Dated:	October 26, 2011